UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree, MA	02184
(Address of principal executive offices)	(Zip Code)
 Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments.

On May 13, 2019, Haemonetics Corporation (the “Company”) entered into a settlement, release and asset transfer agreement (the “Agreement”) with CSL Plasma Inc. (“CSL”), pursuant to which CSL will acquire substantially all of the tangible assets held by the Company relating to the manufacture of anti-coagulant and saline (together, “Liquids”) at the Company’s Union, South Carolina facility (“Union”), which consist primarily of property, plant and equipment and inventory, and will assume certain related liabilities as set forth in the Agreement (the “Asset Transfer”). The Asset Transfer excludes all other assets related to Union, including accounts receivable, customer contracts and the Company’s U.S. Food and Drug Administration (“FDA”) product approvals for manufacturing Liquids.

Under the terms of the Agreement, upon closing, CSL will pay the Company approximately $10 million for the Asset Transfer and will concurrently release the Company from its obligations to supply Liquids under a 2014 supply agreement with CSL. In connection with the Asset Transfer, CSL and the Company will also enter into related transition services, supply and manufacturing service and quality agreements (the “Transition Agreements”) that will, among other things, permit CSL to manufacture Liquids under the Company’s FDA product approvals, exclusively for the Company and CSL, until CSL obtains separate product approvals from the FDA to manufacture the Liquids. CSL has also agreed to extend offers of employment to substantially all employees of the Company located at the Union facility.

The Company will continue to supply Liquids to its customers following the Asset Transfer pursuant to the Company’s supplier arrangements with contract manufacturers. The Company expects that cost savings generated from the Asset Transfer, including the Company’s release from its Liquids supply obligations under the 2014 supply agreement with CSL, will be reallocated to general corporate purposes.

In connection with its entry into the Agreement, the Company will classify the Union assets and liabilities related to the Asset Transfer under the Agreement as held-for-sale in its consolidated financial statements prior to the closing of the Asset Transfer. Accordingly, the Company will record such assets and liabilities at fair value, less estimated sales costs. As a result of the classification as held-for-sale, the Company will recognize an impairment charge on a U.S. generally accepted accounting principles (“GAAP”) basis of approximately $49 million in the first quarter of fiscal 2020, primarily related to the carrying balances of the property, plant and equipment. The anticipated charge is not expected to result in any current or future cash expenditures. The Asset Transfer is expected to close in the first quarter of fiscal 2020 and is subject to the satisfaction of customary closing conditions.

A copy of the Company’s press release announcing the Asset Transfer is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

The Company has updated its revenue (GAAP) and earnings per diluted share (GAAP) guidance and reaffirmed all other fiscal 2020 guidance previously reported in its May 7, 2019 earnings release to reflect the anticipated impact of the Asset Transfer. The updated guidance is available under the “Forecasts and Guidance” tab on the Investor Relations page on the Company’s website: www.haemonetics.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Asset Transfer, including, but not limited to, statements related to the anticipated closing of the Asset Transfer, the Company's estimated charges and costs resulting from the Asset Transfer, including the expected timing thereof and expected classification of the assets and liabilities to be transferred to CSL upon closing, the Company’s expectation of cost savings resulting from the Asset Transfer and other statements that are not historical facts. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company’s current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risks that the Asset Transfer may not close in a timely manner or at all; the final impairment charge and other costs associated with the Asset Transfer may differ materially from what has been estimated by the Company at this time; the Company may incur additional costs and charges associated with the Asset Transfer; the Company may not realize the expected amount of the cost savings associated with the Asset Transfer for, among other reasons, CSL’s inability to timely obtain its own FDA product approvals to manufacture Liquids or either party’s inability to timely perform under the Transition Agreements. Investors should consult the Company's filings with the Securities and Exchange Commission (including the Company’s reports on Forms 10-K, 10-Q and 8-K) for information about additional risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

Date: May 14, 2019	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer